UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020
Etsy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Accounting Officer

On June 2, 2020, Etsy, Inc. ("Etsy") appointed Merilee Buckley as its principal accounting officer. Ms. Buckley, age 44, has served as Etsy's Vice President & Chief Accounting Officer since April 2020 and as its Vice President and Controller since she joined Etsy in January 2018. Prior to joining Etsy, Ms. Buckley worked for Coty Inc., a global beauty company, where she served as vice president, corporate finance and assistant controller from May 2012 through December 2017, and in various senior finance roles prior to that. Ms. Buckley started her career with Deloitte.

Ms. Buckley is not a party to any (a) arrangement or understanding regarding her selection as an officer and she has no family relationships with any director, executive officer or person nominated or chosen by Etsy to become a director or executive officer of Etsy or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Buckley did not receive any grant or award as a result of her appointment.

Item 5.07 Submission of Matters to a Vote of Security Holders

Etsy held its 2020 Annual Meeting of Stockholders (the "Annual Meeting") on June 2, 2020. Stockholders voted on the proposals set forth below.

1.	Proposal 1 - Election of Directors
Each of the Class II director nominees to the Board of Directors was elected to serve until Etsy's 2023 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until he or she resigns, dies, or is removed from the Board of Directors. The results of the voting were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
M. Michele Burns	64,985,949	27,361,964	13,557,257
Josh Silverman	66,301,064	26,046,849	13,557,257
Fred Wilson	62,273,003	30,074,910	13,557,257

2.	Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
105,021,225	728,835	155,110

3.	Proposal 3 - Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation of Etsy's named executive officers, as disclosed in Etsy's Proxy Statement for the Annual Meeting. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,874,902	1,276,047	196,964	13,557,257

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Dated: June 4, 2020